UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22021

The Gabelli Healthcare & WellnessRx Trust

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

The Gabelli Healthcare & WellnessRx Trust

Semiannual Report — June 30, 2024

To Our Shareholders,

For the six months ended June 30, 2024, the net asset value (NAV) total return of The Gabelli Healthcare & WellnessRx Trust (the Fund) was (0.5)%, compared with a total return of 7.8% for the Standard & Poor’s (S&P) 500 Health Care Index. The total return for the Fund’s publicly traded shares was 5.8%. The Fund’s NAV per share was $11.25, while the price of the publicly traded shares closed at $9.58 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2024.

Investment Objective and Strategy (Unaudited)

The Fund’s investment objective is long term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., nutrition, weight management, and food and beverage companies primarily engaged in healthcare and wellness). “Primarily engaged,” as defined in this registration statement, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. The above 80% policy includes investments in derivatives that have similar economic characteristics to the securities included in the 80% policy. The Fund values derivatives at market value for purposes of the 80% policy. Specific sector investments for the Fund will include, but are not limited to, dental, orthopedics, cardiology, hearing aid, life science, in-vitro diagnostics, medical supplies and products, aesthetics and plastic surgery, veterinary, pharmacy benefits management, healthcare distribution, healthcare imaging, pharmaceuticals, biotechnology, healthcare plans, healthcare services, and healthcare equipment, as well as food, beverages, nutrition and weight management. The Fund will focus on companies that are growing globally due to favorable demographic trends and may invest without limitation in securities of foreign issuers, including issuers in emerging markets.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

The first quarter of the year (2024) was a healthy one for healthcare utilization, including hospital admissions and surgeries. On the negative side, health insurer UnitedHealth Group (-6%) suffered a severe cyberattack and is coming under tighter government antitrust scrutiny given its size and long history of acquisitions. Standouts among the Fund’s consumer holdings included Post Holdings (+21%), which reported better profitability across most segments and is seeing early promise from its pet acquisition. Detractors included Nestlé (-8%), which reported weaker than expected sales growth in the fourth quarter, driven largely by North America, and gave disappointing guidance for 2024 sales growth of 4%.

Many of the trends we saw in the first quarter continued in the second quarter, including above average hospital admissions. Many insurers, including Elevance and UnitedHealth, priced appropriately for this higher utilization, while CVS Health did not and was forced to cut guidance significantly. We saw a robust merger and acquisition environment for several of our smaller holdings, including Silk Road Medical, Stericycle, and Surmodics.

The second quarter was challenging for the Fund’s consumer holdings, as persistent inflation and a weakening economy have caused consumers to watch spending closely. While we eventually expect food and beverage companies to benefit as consumers eat at home more to save money, so far this has resulted in continued volume weakness for the industry.

Our top contributors to the portfolio during the period included Tenet Healthcare Corp. (3.0% of total investments as of June 30, 2024), which operates as a diversified healthcare services company in the United States. The company operates through two segments: Hospital Operations and Ambulatory; BellRing Brands, Inc. (3.1%), together with its subsidiaries, provides various nutrition products in the United States. The company offers ready-to-drink (RTD) protein shakes, other RTD beverages, powders, and nutrition bars, and AbbVie, Inc. (3.5%), which discovers, develops, manufactures, and sells pharmaceuticals worldwide.

Detractors to performance for the period included pharmaceutical manufacturer Evolent Health Inc. (1.7%), which through its subsidiary offers specialty care management services in oncology, cardiology, and musculoskeletal markets in the United States; Bristol Myers Squibb Co. (1.2%), which discovers, develops, licenses, manufactures, markets, distributes, and sells biopharmaceutical products worldwide; and Yakult Honsha Co., Ltd.(1.0%), is a probiotics company that develops and manufactures probiotics and pharmaceutical products. The company’s product portfolio comprises food and beverages such as fermented milk drinks, juice, pharmaceuticals, and cosmetics.

Thank you for your investment in The Gabelli Healthcare & WellnessRx Trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2024 (a) (Unaudited)

							Since
	Six						Inception
	Months	1 Year	3 Year	5 Year	10 Year	15 Year	(6/28/07)
The Gabelli Healthcare & WellnessRx Trust (GRX)
NAV Total Return (b)	(0.46)%	(1.62)%	(4.35)%	3.80%	5.07%	10.11%	7.72%
Investment Total Return (c)	5.84	2.46	(4.74)	4.27	5.02	10.96	6.81
S&P 500 Health Care Index	7.81	11.68	6.75	11.53	11.07	14.18	10.76
S&P 500 Consumer Staples Index	8.98	8.15	7.13	9.45	8.92	11.70	9.59
50% S&P 500 Health Care Index and 50% S&P
500 Consumer Staples Index	8.40	9.92	6.94	10.49	10.00	12.94	10.18

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The S&P 500 Health Care Index is an unmanaged indicator of health care equipment and services, pharmaceuticals, biotechnology, and life sciences stock performance. The S&P 500 Consumer Staples Index is an unmanaged indicator of food and staples retailing, food, beverage and tobacco, and household and personal products stock performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $8.00.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $8.00.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2024:

The Gabelli Healthcare & WellnessRx Trust

Health Care Providers and Services	23.0%	Household and Personal Products	2.7%
Health Care Equipment and Supplies	20.3%	Beverages	2.2%
Food	19.1%	Electronics	2.0%
Pharmaceuticals	17.6%	Equipment and Supplies	0.5%
Food and Staples Retailing	7.9%		100.0%
Biotechnology	4.7%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Healthcare & WellnessRx Trust
Schedule of Investments — June 30, 2024 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 99.9%
	Beverages — 2.2%
60,000	China Mengniu Dairy Co. Ltd.	$134,296	$107,567
26,743	Danone SA	1,503,013	1,634,795
40,000	ITO EN Ltd.	954,106	865,685
14,000	Morinaga Milk Industry Co. Ltd.	121,875	293,331
5,000	PepsiCo Inc.	423,099	824,650
30,000	Suntory Beverage & Food Ltd.	1,001,275	1,064,143
424,000	Vitasoy International Holdings Ltd.	253,570	320,346
		4,391,234	5,110,517

	Biotechnology — 4.6%
7,500	Bio-Rad Laboratories Inc., Cl. A†	3,215,659	2,048,325
85,000	Catalent Inc.†	6,303,672	4,779,550
8,300	Charles River Laboratories International Inc.†	1,759,702	1,714,614
3,600	Illumina Inc.†	264,617	375,768
420	Incyte Corp.†	30,886	25,460
1,200	Regeneron Pharmaceuticals Inc.†	452,649	1,261,236
800	Waters Corp.†	144,196	232,096
		12,171,381	10,437,049

	Electronics — 2.0%
8,150	Thermo Fisher Scientific Inc.	1,414,351	4,506,950

	Equipment and Supplies — 0.5%
90,000	Owens & Minor Inc.†	1,740,171	1,215,000

	Food — 19.1%
3,000	Calavo Growers Inc.	123,799	68,100
80,000	Campbell Soup Co.	3,699,590	3,615,200
15,000	Conagra Brands Inc.	422,042	426,300
45,000	Flowers Foods Inc.	454,258	999,000
5,000	General Mills Inc.	424,598	316,300
35,000	Kellanova	1,825,480	2,018,800
34,000	Kerry Group plc, Cl. A	1,304,283	2,752,770
395,000	Kikkoman Corp.	974,146	4,575,067
25,000	Lamb Weston Holdings Inc.	1,959,751	2,102,000
10,000	Maple Leaf Foods Inc.	169,092	167,538
30,000	MEIJI Holdings Co. Ltd.	310,384	646,839
45,000	Mondelēz International Inc., Cl. A	1,824,489	2,944,800
37,500	Nestlé SA	2,811,075	3,828,260
47,000	Nomad Foods Ltd.	871,047	774,560
40,000	Post Holdings Inc.†	1,092,790	4,166,400
31,000	The J.M. Smucker Co.	3,047,436	3,380,240
			Market
Shares		Cost	Value
100,000	The Kraft Heinz Co.	$3,924,082	$3,222,000
37,000	The Simply Good Foods Co.†	1,335,415	1,336,810
120,000	Tingyi (Cayman Islands) Holding Corp.	196,545	144,601
20,000	TreeHouse Foods Inc.†	698,901	732,800
55,000	Unilever plc, ADR	2,062,350	3,024,450
15,000	WK Kellogg Co.	184,804	246,900
124,000	Yakult Honsha Co. Ltd.	1,837,085	2,216,956
		31,553,442	43,706,691

	Food and Staples Retailing — 7.9%
4,000	BARK Inc.†	30,439	7,240
125,000	BellRing Brands Inc.†	2,219,020	7,142,500
76,400	CVS Health Corp.	2,895,112	4,512,184
30,000	Ingles Markets Inc., Cl. A	454,430	2,058,300
13,000	Pets at Home Group plc	72,880	48,544
20,000	Sprouts Farmers Market Inc.†	403,296	1,673,200
50,000	The Kroger Co.	791,123	2,496,500
14,500	Walgreens Boots Alliance Inc.	354,332	175,377
		7,220,632	18,113,845

	Health Care Equipment and Supplies — 20.3%
500	Agilent Technologies Inc.	64,443	64,815
130,000	Bausch + Lomb Corp.†	2,234,262	1,887,600
75,000	Baxter International Inc.	3,685,579	2,508,750
2,200	Becton Dickinson & Co.	524,122	514,162
10,000	Boston Scientific Corp.†	57,100	770,100
30,000	Cerevel Therapeutics Holdings Inc.†	1,245,096	1,226,700
75,000	DENTSPLY SIRONA Inc.	3,404,577	1,868,250
800	Exact Sciences Corp.†	48,049	33,800
4,000	Gerresheimer AG	169,913	429,665
18,775	Globus Medical Inc., Cl. A†	639,574	1,285,900
59,900	Halozyme Therapeutics Inc.†	2,878,448	3,136,364
45,000	Henry Schein Inc.†	2,763,324	2,884,500
800	Hologic Inc.†	57,920	59,400
7,000	ICU Medical Inc.†	1,522,402	831,250
182,000	InfuSystem Holdings Inc.†	1,422,953	1,243,060
35,000	Integer Holdings Corp.†	1,774,225	4,052,650
200	Intuitive Surgical Inc.†	65,290	88,970
45,000	Lantheus Holdings Inc.†	2,627,940	3,613,050
23,000	Medtronic plc	1,777,226	1,810,330
10,000	Merit Medical Systems Inc.†	638,200	859,500
2,000	Neogen Corp.†	40,475	31,260
10,000	NeoGenomics Inc.†	151,693	138,700
25,300	QuidelOrtho Corp.†	2,066,164	840,466
500	Revvity Inc.	84,547	52,430
51,392	Silk Road Medical Inc.†	1,407,145	1,389,640

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Health Care Equipment and Supplies (Continued)
25,000	Stericycle Inc.†	$1,294,786	$1,453,250
13,000	Stryker Corp.	1,277,403	4,423,250
17,000	SurModics Inc.†	478,044	714,680
46,000	The Cooper Companies Inc.	1,721,139	4,015,800
105,000	Treace Medical Concepts Inc.†	2,004,077	698,250
34,400	Zimmer Biomet Holdings Inc.	3,541,576	3,733,432
		41,667,692	46,659,974

	Health Care Providers and Services — 23.0%
160,000	Avantor Inc.†	3,693,338	3,392,000
18,000	Cencora Inc.	2,277,376	4,055,400
5,283	Chemed Corp.	2,423,756	2,866,450
9,000	DaVita Inc.†	513,135	1,247,130
11,200	Elevance Health Inc.	2,626,272	6,068,832
209,000	Evolent Health Inc., Cl. A†	2,995,695	3,996,080
15,585	Fortrea Holdings Inc.†	249,268	363,754
2,600	GRAIL Inc.†	40,939	39,962
20,300	HCA Healthcare Inc.	4,021,605	6,521,984
500	IQVIA Holdings Inc.†	101,974	105,720
15,985	Labcorp Holdings Inc.	1,562,078	3,253,108
5,000	McKesson Corp.	311,487	2,920,200
100	Medpace Holdings Inc.†	16,071	41,185
163,000	Option Care Health Inc.†	1,537,661	4,515,100
12,500	Orthofix Medical Inc.†	207,783	165,750
55,053	PetIQ Inc.†	1,195,570	1,214,469
500	Quest Diagnostics Inc.	75,022	68,440
52,500	Tenet Healthcare Corp.†	1,067,647	6,984,075
9,900	UnitedHealth Group Inc.	4,677,081	5,041,674
		29,593,758	52,861,313

	Household and Personal Products — 2.7%
12,000	Church & Dwight Co. Inc.	774,331	1,244,160
10,000	Colgate-Palmolive Co.	646,459	970,400
60,000	Edgewell Personal Care Co.	1,794,131	2,411,400
10,000	The Procter & Gamble Co.	770,075	1,649,200
		3,984,996	6,275,160

	Pharmaceuticals — 17.6%
21,900	Abbott Laboratories	992,108	2,275,629
47,000	AbbVie Inc.	5,241,350	8,061,440
25,000	Achaogen Inc.†(a)	360	0
32,500	AstraZeneca plc, ADR	1,765,976	2,534,675
18,000	Bausch Health Cos. Inc.†	143,699	125,460
66,800	Bristol-Myers Squibb Co.	3,094,045	2,774,204
70,000	Elanco Animal Health Inc.†	1,913,398	1,010,100
45,400	Johnson & Johnson	5,635,641	6,635,664
19,200	Merck & Co. Inc.	745,484	2,376,960
62,500	Perrigo Co. plc	2,220,712	1,605,000
71,625	Pfizer Inc.	2,172,170	2,004,067
			Market
Shares		Cost	Value
12,000	Roche Holding AG, ADR	$250,095	$416,040
14,000	Teva Pharmaceutical Industries Ltd., ADR†	154,439	227,500
19,400	The Cigna Group	2,756,572	6,413,058
7,808	Vertex Pharmaceuticals Inc.†	1,761,477	3,659,766
10,734	Zimvie Inc.†	89,645	195,896
200	Zoetis Inc.	34,626	34,672
		28,971,797	40,350,131

	TOTAL COMMON STOCKS	162,709,454	229,236,630

	PREFERRED STOCKS — 0.1%
	Biotechnology — 0.1%
5,600	XOMA Corp., Ser. A, 8.625%	115,560	142,800

	RIGHTS — 0.0%
	Biotechnology — 0.0%
6,907	Tobira Therapeutics Inc., CVR†(a)	414	0

	Health Care Providers and Services — 0.0%
38,284	Chinook Therapeutics Inc., CVR†	0	15,314

	Pharmaceuticals — 0.0%
3,500	Ipsen SA/Clementia, CVR†(a)	4,725	0
13,000	Paratek Pharmaceuticals Inc., CVR†	0	260
		4,725	260
	TOTAL RIGHTS	5,139	15,574

	WARRANTS — 0.0%
	Health Care Providers and Services — 0.0%
420	Option Care Health Inc., Cl. A, expire 06/30/25†	384	881
420	Option Care Health Inc., Cl. B, expire 06/20/25†	363	458
		747	1,339

TOTAL INVESTMENTS — 100.0%		$162,830,900	229,396,343
Other Assets and Liabilities (Net)			749,455
PREFERRED SHAREHOLDERS
(5,468,500 preferred shares outstanding)			(54,685,000)
NET ASSETS COMMON SHAREHOLDERS
(15,595,983 common shares outstanding)			$175,460,798
NET ASSET VALUE PER COMMON SHARE
($175,460,798 ÷ 15,595,983 shares outstanding)			$11.25

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.

ADR	American Depositary Receipt
CVR	Contingent Value Right

	% of Total	Market
Geographic Diversification	Investments	Value
North America	87.2%	$200,075,219
Europe	8.3	19,086,589
Japan	4.2	9,662,020
Asia/Pacific	0.3	572,515
Total Investments	100.0%	$229,396,343

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Assets and Liabilities

June 30, 2024 (Unaudited)

Assets:
Investments, at value (cost $162,830,900)	$229,396,343
Foreign currency, at value (cost $5,820)	5,788
Receivable for investments sold	939,960
Dividends and interest receivable	456,523
Deferred offering expense	178,303
Prepaid expenses	7,253
Total Assets	230,984,170
Liabilities:
Payable to bank	67,452
Distributions payable	41,225
Payable for Fund shares repurchased	50,915
Payable for investment advisory fees	198,154
Payable for payroll expenses	75,051
Payable for offering costs	54,465
Payable for accounting fees	7,500
Payable for preferred shares repurchased	1,730
Payable for preferred offering expenses	109,482
Series E Cumulative Preferred Shares, callable and mandatory redemption 12/26/25 (See Notes 2 and 7)	30,365,000
Series G Cumulative Preferred Shares, callable and mandatory redemption 06/26/25 (See Notes 2 and 7)	24,320,000
Other accrued expenses	232,398
Total Liabilities	55,523,372
Net Assets Attributable to Common Shareholders	$175,460,798
Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$109,144,694
Total distributable earnings	66,316,104
Net Assets	$175,460,798

Net Asset Value per Common Share:
($175,460,798 ÷ 15,595,983 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$11.25

Statement of Operations

For the six months ended June 30, 2024 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $56,553)	$1,821,264
Interest	206,377
Total Investment Income	2,027,641
Expenses:
Investment advisory fees	1,222,683
Interest expense on preferred shares	1,454,086
Payroll expenses	67,341
Shareholder communications expenses	63,378
Legal and audit fees	53,168
Shareholder services fees	44,449
Trustees’ fees	30,263
Accounting fees	22,500
Offering expense for issuance of preferred shares	11,872
Custodian fees	10,077
Interest expense	1,429
Miscellaneous expenses	35,107
Total Expenses	3,016,353
Less:
Expenses paid indirectly by broker (See Note 5)	(1,789)
Net Expenses	3,014,564
Net Investment Loss	(986,923)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	4,385,122
Net realized loss on foreign currency transactions	(3,037)

Net realized gain on investments and foreign currency transactions	4,382,085
Net change in unrealized appreciation/depreciation:
on investments	(4,480,752)
on foreign currency translations	(20,655)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(4,501,407)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(119,322)
Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(1,106,245)

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31, 2023

Operations:
Net investment loss	$(986,923)	$(2,167,856)
Net realized gain on investments and foreign currency transactions	4,382,085	11,676,648
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(4,501,407)	(9,085,990)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(1,106,245)	422,802

Distributions to Common Shareholders:
Accumulated earnings	(3,046,914)*	(9,537,495)
Return of capital	(1,664,809)*	(409,628)

Total Distributions to Common Shareholders	(4,711,723)	(9,947,123)

Fund Share Transactions:
Net decrease from repurchase of common shares	(3,531,207)	(10,118,752)
Offering costs for preferred shares charged to paid-in capital	—	(200,000)
Net Decrease in Net Assets from Fund Share Transactions	(3,531,207)	(10,318,752)
Net Decrease in Net Assets Attributable to Common Shareholders	(9,349,175)	(19,843,073)

Net Assets Attributable to Common Shareholders:
Beginning of year	184,809,973	204,653,046
End of period	$175,460,798	$184,809,973

*       Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Cash Flows

For the Six Months Ended June 30, 2024 (Unaudited)

Net decrease in net assets attributable to common shareholders resulting from operations	$(1,106,245)

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(15,874,890)
Proceeds from sales of long term investment securities	17,295,058
Net sales of short term investment securities	7,401,427
Net realized gain on investments	(4,385,122)
Net change in unrealized depreciation on investments	4,480,752
Net amortization of discount	(206,377)
Increase in receivable for investments sold	(603,840)
Increase in dividends and interest receivable	(20,393)
Increase in deferred offering expense	(22,828)
Increase in prepaid expenses	(783)
Increase in payable for offering costs	11,872
Decrease in payable for investment advisory fees	(9,958)
Decrease in payable for payroll expenses	(10,283)
Increase in payable for accounting fees	3,750
Decrease in other accrued expenses	(20,119)
Net cash provided by operating activities	6,932,021

Net decrease in net assets resulting from financing activities:
Redemption of Series E 5.200% Cumulative Preferred Stock	(9,635,000)
Issuance of Series G 5.200% Cumulative Preferred Stock	11,000,000
Distributions to common shareholders	(4,702,340)
Repurchase of common shares	(3,660,059)
Repurchase of preferred shares	1,730
Increase in payable to bank	67,452
Net cash used in financing activities	(6,928,217)
Net increase in cash	3,804
Cash (including foreign currency):
Beginning of year	1,984
End of period	$5,788

Supplemental disclosure of cash flow information and non-cash activities:
Interest paid on preferred shares	$1,454,086
Interest paid on bank overdrafts	1,429

The following table provides a reconciliation of foreign currency reported within the Statement of Assets and Liabilities that sum to the total of the same amount above at June 30, 2024:

Foreign currency, at value	$5,788

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months
	Ended June
	30, 2024		Year Ended December 31,
	(Unaudited)		2023	2022	2021		2020		2019
Operating Performance:
Net asset value, beginning of year	$11.58		$12.01	$15.36	$13.81		$13.10		$10.95
Net investment income/(loss)	(0.06)		(0.14)	(0.17)	(0.13)		(0.00	)(a)	0.02
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.01)		0.22	(2.59)	2.61		1.38		2.87
Total from investment operations	(0.07)		0.08	(2.76)	2.48		1.38		2.89
Distributions to Preferred Shareholders: (b)
Net investment income	—		—	—	—		(0.00	)(a)	(0.01)
Net realized gain	—		—	—	—		(0.14)		(0.20)
Total distributions to preferred shareholders	—		—	—	—		(0.14)		(0.21)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(0.07)		0.08	(2.76)	2.48		1.24		2.68
Distributions to Common Shareholders:
Net investment income	(0.02	)*	(0.04)	(0.02)	—		(0.01)		(0.02)
Net realized gain	(0.17	)*	(0.54)	(0.57)	(0.96)		(0.57)		(0.53)
Return of capital	(0.11	)*	(0.02)	(0.01)	—		—		(0.01)
Total distributions to common shareholders	(0.30)		(0.60)	(0.60)	(0.96)		(0.58)		(0.56)
Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.04		0.10	0.01	0.03		0.06		0.03
Offering costs for preferred shares charged to paid-in capital	—		(0.01)	—	—		—		—
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	—		—	—	(0.00	)(a)	(0.01)		—
Total Fund share transactions	0.04		0.09	0.01	0.03		0.05		0.03
Net Asset Value Attributable to Common Shareholders, End of Period	$11.25		$11.58	$12.01	$15.36		$13.81		$13.10
NAV total return †	(0.46)%		1.56%	(17.98)%	18.47%		10.82%		25.22%
Market value, end of period	$9.58		$9.33	$10.28	$13.57		$11.95		$11.52
Investment total return ††	5.84%		(3.36)%	(19.96)%	22.04%		9.94%		31.16%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$230,146		$238,130	$244,653	$343,952		$282,174		$305,775
Net assets attributable to common shares, end of period (in 000’s)	$175,461		$184,810	$204,653	$263,952		$242,174		$238,739
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	(1.04	)%(c)	(1.12)%	(1.29)%	(0.86)%		(0.02)%		0.20%
Ratio of operating expenses to average net assets attributable to common shares (d)(e)	3.18	%(c)	3.18%	3.11%	2.24%		1.60%		1.57%
Portfolio turnover rate	7%		21%	14%	29%		15%		25%

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months
	Ended June
	30, 2024	Year Ended December 31,
	(Unaudited)	2023	2022	2021	2020	2019
Cumulative Preferred Shareholders:
5.760% Series A Preferred
Liquidation value, end of period (in 000’s)	—	—	—	—	—	$30,000
Total shares outstanding (in 000’s)	—	—	—	—	—	1,200
Liquidation preference per share	—	—	—	—	—	$25.00
Average market value (f)	—	—	—	—	—	$25.86
Asset coverage per share (g)	—	—	—	—	—	$114.03
5.875% Series B Preferred
Liquidation value, end of period (in 000’s)	—	—	—	—	—	$37,036
Total shares outstanding (in 000’s)	—	—	—	—	—	1,481
Liquidation preference per share	—	—	—	—	—	$25.00
Average market value (f)	—	—	—	—	—	$26.03
Asset coverage per share (g)	—	—	—	—	—	$114.03
4.000% Series C Preferred(h)
Liquidation value, end of period (in 000’s)	—	—	—	$40,000	$40,000	—
Total shares outstanding (in 000’s)	—	—	—	2,000	2,000	—
Liquidation preference per share	—	—	—	$20.00	$20.00	—
Average market value (f)	—	—	—	$20.00	$20.00	—
Asset coverage per share (g)	—	—	—	$85.99	$141.08	—
4.000% Series E Preferred
Liquidation value, end of period (in 000’s)	$30,365	$40,000	$40,000	$40,000	—	—
Total shares outstanding (in 000’s)	3,037	4,000	4,000	4,000	—	—
Liquidation preference per share	$10.00	$10.00	$10.00	$10.00	—	—
Average market value (f)	$10.00	$10.00	$10.00	$10.00	—	—
Asset coverage per share (g)	$42.09	$44.66	$61.16	$42.99	—	—
5.200% Series G Preferred	24,320,000	13,320,000	0	0	0	–
Liquidation value, end of period (in 000’s)	$24,320	$13,320	—	—	—	—
Total shares outstanding (in 000’s)	2,432	1,332	—	—	—	—
Liquidation preference per share	$10.00	$10.00	—	—	—	—
Average market value (f)	$10.00	$10.00	—	—	—	—
Asset coverage per share (g)	$42.09	$44.66	—	—	—	—
Asset Coverage (i)	421%	447%	612%	430%	705%	456%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on ex-dividend dates including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

(a)	Amount represents less than $0.005 per share.

(b)	Calculated based on average common shares outstanding on the record dates throughout the periods.

(c)	Annualized.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.

(e)	Ratio of operating expenses to average net assets including liquidation value of preferred shares for the six months ended June 30, 2024 and the years ended December 31, 2023, 2022, 2021, 2020, and 2019 would have been 2.47%, 2.40%, 2.29%, 1.88%, 1.33%, and 1.21%, respectively.

(f)	Based on weekly prices.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights (Continued)

(g)	Asset coverage per share is calculated by combining all series of preferred shares.

(h)	The Fund redeemed and retired all of the 2,000,000 Shares of Series C Preferred on December 26, 2022.

(i)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited)

1.   Organization. The Gabelli Healthcare & WellnessRx Trust (the Fund) was organized on February 20, 2007 as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on June 28, 2007.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in equity securities and income producing securities of domestic and foreign companies in the healthcare and wellness industries. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in this particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2024 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/24
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Pharmaceuticals	$40,350,131	—	$0	$40,350,131
Other Industries (b)	188,886,499	—	—	188,886,499
Total Common Stocks	229,236,630	—	0	229,236,630
Preferred Stocks (b)	142,800	—	—	142,800
Rights (b)	—	$15,574	0	15,574
Warrants (b)	—	1,339	—	1,339
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$229,379,430	$16,913	$0	$229,396,343

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.

(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the six months ended June 30, 2024, the Fund did not have transfers into or out of Level 3. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Healthcare & WellnessRx Trust
Notes to Financial Statements (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Series E and Series G Cumulative Preferred Stock. For financial reporting purposes only, the liquidation value of preferred stock that has a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on this preferred stock are included as a component of “Interest expense on preferred stock” within the Statement of Operations. Offering costs are amortized over the life of the preferred stock.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference

The Gabelli Healthcare & WellnessRx Trust
Notes to Financial Statements (Unaudited) (Continued)

between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Stockholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s Series E Cumulative Preferred Shares and Series G Cumulative Preferred Shares (Series E Preferred and Series G Preferred) are recorded on a daily basis and are determined as described in Note 6.

The Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings

The Gabelli Healthcare & WellnessRx Trust
Notes to Financial Statements (Unaudited) (Continued)

and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

The tax character of distributions paid during the year ended December 31, 2023 was as follows:

Common
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$651,310
Net long term capital gains	8,886,185
Return of capital	409,628
Total distributions paid	$9,947,123

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2024:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$163,373,246	$80,233,125	$(14,210,028)	$66,023,097

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of June 30, 2024, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

4.  Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2024, other than short term securities and U.S. Government obligations, aggregated to $15,886,641 and $17,268,664, respectively. Purchases and sales of U.S. Government obligations for the six months ended June 30, 2024, aggregated $31,203,658 and $38,605,085, respectively.

The Gabelli Healthcare & WellnessRx Trust
Notes to Financial Statements (Unaudited) (Continued)

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2024, the Fund paid $1,061 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2024, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,789.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2024, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2024, the Fund accrued $67,341 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Independent Trustees and certain Interested Trustees, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6.   Line of Credit. The Fund participates in an unsecured line of credit, which expires on June 25, 2025 and may be renewed annually, of up to $75,000,000 under which it may borrow up to one-third of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations.

During the six months ended June 30, 2024, there were no borrowings outstanding under the line of credit.

7. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2024 and the year ended December 31, 2023, the Fund repurchased and retired 360,295 and 1,081,299 common shares in the open market at investments of $3,531,207 and $10,118,752, respectively, at average discounts of approximately 17.75% and 18.00% from its NAV.

The Gabelli Healthcare & WellnessRx Trust
Notes to Financial Statements (Unaudited) (Continued)

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2024 (Unaudited)		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount
Net decrease from repurchase of common shares	(360,295)	$(3,531,207)	(1,081,299)	$(10,118,752)

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at their liquidation preference plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

As of June 30, 2024 the Fund had an effective shelf registration authorizing the issuance of $200 million in common or preferred shares.

On December 18, 2020, the Fund issued 2,000,000 shares of Series C 4.00% Cumulative Preferred Shares receiving $39,841,048 after the deduction of offering expenses of $158,952. The Series C Preferred had a liquidation value of $20 per share, an annual dividend rate of 4.00%, and was subject to mandatory redemption by the Fund on December 18, 2024.

On December 26, 2022, 2,000,000 Shares of the Series C were put back to the Fund at their liquidation preference of $20 per share plus accrued and unpaid dividends.

On October 15, 2021, the Fund issued 4,000,000 shares of Series E 5.20% Cumulative Preferred Shares receiving $39,875,000 after the deduction of actual offering expenses of $100,000. On January 6, 2024, February 29, 2024, and June 26, 2024, the Fund issued 100,000 shares, 810,000 shares, and 200,000 shares of Series G Preferred, respectively, receiving $990,000, $8,080,000, and $1,990,000, respectively, after deduction of estimated offering expenses. The Series E Preferred has a liquidation value of $10 per share and had an annual dividend rate of 4.00%. Effective February 12, 2024, the dividend rate on Series E Preferred shares increased to 5.20%. The Series E Preferred Shares are callable at the Fund’s option at any time commencing on December 26, 2024. The Series E Preferred Shares were puttable on June 26, 2024. The Board approved December 26, 2024 and June 26, 2025 as additional put dates for the Series E Preferred. The Series E Preferred is subject to mandatory redemption by the Fund on December 26, 2025. On June 26, 2024, 963,500 Series E Preferred were put back to the Fund at their liquidation preference of $10 per share. At June 30, 2024, 3,036,500 shares of Series E Preferred were outstanding and accrued dividends amounted to $21,930.

The Gabelli Healthcare & WellnessRx Trust
Notes to Financial Statements (Unaudited) (Continued)

On January 18, 2023, and February 1, 2023, the Fund issued 2,100,000 shares and 295,500 shares, respectively, of Series G 5.20% Cumulative Preferred Shares receiving $23,755,000 after the deduction of actual offering expenses of $200,000. The Series G Preferred has a liquidation value of $10 per share and an annual dividend rate of 5.20%. The Series G Preferred Shares are puttable on June 26, 2024 and December 26, 2024. On December 26, 2023, 1,098,500 shares were put back to the Fund at their liquidation preference plus accumulated and unpaid dividends, leaving 1,297,000 shares. The Fund issued 35,000 shares on December 26, 2023, receiving $345,000 after the deduction of estimated offering expenses. The Series G Preferred is subject to mandatory redemption by the Fund on June 26, 2025. On June 26, 2024, 10,000 Series G Preferred were put back to the Fund at their liquidation preference of $10 per share. At June 30, 2024, 2,432,000 shares of Series G Preferred were outstanding and accrued dividends amounted to $19,295.

			Number of
			Shares			Dividend	Accrued
			Outstanding at		2024 Dividend	Rate at	Dividends at
Series	Issue Date	Authorized	6/30/2024	Net Proceeds	Rate Range	6/30/2024	6/30/2024
E 5.200%	October 15, 2021	4,000,000	3,036,500	$39,875,000	Fixed Rate	5.200%	$21,930
G 5.200%	Various	2,395,500	2,432,000	$23,755,000	Fixed Rate	5.200%	$19,295

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

8.   Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the health care, pharmaceuticals, and food and beverage industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

9.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Healthcare & WellnessRx Trust
Notes to Financial Statements (Unaudited) (Continued)

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 12, 2024, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 13, 2024 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 13, 2024. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Calgary Avansino, Leslie F. Foley, Robert C. Kolodny, and Salvatore J. Zizza as Trustees of the Fund, with 14,886,751 votes, 14,907,974 votes, 14,899,948 votes, and 14,445,266 votes cast in favor of these Trustees, and 1,513,669 votes, 1,492,446 votes, 1,500,472 votes, and 1,955,154 votes withheld for these Trustees, respectively.

James P. Conn, Vincent D. Enright, Mario J. Gabelli, Jeffrey J. Jonas, Agnes Mullady, and Anthonie C. van Ekris continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

One Corporate Center
Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Sara E. Wojda joined the Firm in 2014 as a research analyst and covers the Diagnostics and Life Sciences industries. Since moving to London in 2018, she has expanded the Firm’s global healthcare coverage and assisted with Gabelli’s UK based funds. Sara graduated summa cum laude from Babson College with a BS in Business Management, double majoring in Economics and Accounting.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XXGRX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI HEALTHCARE & WELLNESS[Rx] TRUST
One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Calgary Avansino
Former Chief Executive Officer,
Glamcam

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings LTD.

Vincent D. Enright
Former Senior Vice President &
Chief Financial Officer,
KeySpan Corp.

Leslie F. Foley
Attorney,
Addison Gallery of American Art

Jeffrey J. Jonas, CFA
Portfolio Manager,
Gabelli Funds, LLC

Robert C. Kolodny
Physician,
Principal of KBS
Management LLC

Agnes Mullady
Former Senior Vice President
of GAMCO Investors, Inc.

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer, Principal
Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Bethany A. Uhlein
Vice President & Ombudsman

David I. Schachter
Vice President

Adam E. Tokar
Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

The Bank of New York
Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND
REGISTRAR

Computershare Trust Company, N.A.

GRX Q2/2024

GABELLI FUNDS

THE GABELLI HEALTHCARE & WELLNESS Rx TRUST

GRX

Semiannual Report
June 30, 2024

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Section 15(c) of the Investment Company Act of 1940, as amended (the 1940 Act), contemplates that the Board of Trustees (the Board) of The Gabelli Healthcare & WellnessRx Trust (the Fund), including a majority of the Trustees who have no direct or indirect interest in the Investment Advisory Agreement (the Advisory Agreement) and are not interested persons of the Fund, as defined in the 1940 Act (the Independent Board Members), are required to review and approve the terms of the Fund’s proposed Advisory Agreement. In this regard, the Board reviewed and approved, during the most recent six month period covered by this report, the Advisory Agreement with Gabelli Funds, LLC (the Adviser) for the Fund.

More specifically, at a meeting held on February 12, 2024, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Agreement.

Nature, Extent, and Quality of Services.

The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the nature, quality and extent of administrative and shareholder services supervised or provided by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as directors, and other services, and the absence of significant service problems reported to the Board. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

Investment Performance of the Fund and Adviser.

The Independent Board Members considered the one-, three-, five-, and ten-year investment performance as compared to relevant sector equity indices and the performance of other sector equity healthcare and biotechnology closed-end and open-end funds in the Broadridge peer group and a group of peer funds selected by the Adviser. The Independent Board Members noted that the Fund’s NAV performance was below the average and median of funds in its Broadridge peer group for the prior one-, three-, five-, and ten-year periods ended December 31, 2023. The Independent Board Members also noted that the Fund’s NAV performance was below the average and median of funds in the Adviser-selected peer group for the one-, three-, five-, and ten-year periods ended December 31, 2023. The Independent Board Members also recognized that the performance of certain peer group funds is not necessarily a good comparison for the Fund because of the Fund’s investment strategy compared to the investment strategies of many funds in the peer group. The Independent Board Members also considered the Fund’s performance relative to certain benchmark indices. As was the case for the peer comparisons, the Independent Board Members recognized that comparison to an index may not yield relevant information because certain healthcare and consumer staples companies included in the indices vary from the companies in which the Fund is permitted to invest under its investment objective, policies, and restrictions. In addition, the indices include growth companies that may not be consistent with the Adviser’s value-oriented investment strategy. The Independent Board Members concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategy being pursued by the Fund and disclosed to investors.

Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s Broadridge peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members considered the Adviser’s fee structure as compared to that of the Adviser’s affiliate, GAMCO, for services provided to institutional and high net worth accounts and in connection with sub-advisory arrangements, noting that the service level for GAMCO accounts and sub-advisory relationships is materially different than the services provided by the Adviser to its registered funds and investors in such funds, which is reflected in the difference in fee structure. The Independent Board Members noted that the mix of services under the Advisory Agreement is more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted that the management and gross advisory fees, other non-management expenses and total expenses paid by the Fund are higher than the median and average for its peer group. They took note of the fact that the use of leverage impacts comparative expenses to peer funds, most of which do not utilize leverage and certain of which are open-end funds. It was noted that the non-management expenses and total expense ratio could be impacted by the large number of shareholder accounts and related transfer agency costs. The Independent Board Members concluded that the management fee is not excessive based upon the qualifications, experience, reputation and performance of the Adviser and the other factors considered.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs. The Independent Board Members referred to the Board Materials for the pro forma income statements for the Adviser and the Fund for the period ended December 31, 2023. They noted the pro forma estimates of the Adviser’s profitability and costs attributable to the Fund. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund and noted that the Adviser has continued to increase its resources devoted to Fund matters, including portfolio management resources, in response to regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was not excessive.

Extent of Economies of Scale as Fund Grows.

The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that, although the ability of the Fund to realize economies of scale through growth is more limited than for an open-end fund, economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in Adviser-level economies of scale. The Independent Board Members were advised that economies of scale in the form of lower expenses are not likely to be realized until the Fund was of a larger size. Nonetheless, the Independent Board Members were aware that economies can be shared through an adviser’s investment in its fund advisory business and noted the Adviser’s increase in personnel and resources devoted to the Fund Complex in recent years, which could benefit the Fund.

Whether Fee Levels Reflect Economies of Scale.

The Independent Board Members also considered whether the advisory fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund’s current fee schedule (without breakpoints) was considered reasonable.

Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities and the Adviser’s approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition or increased ability to obtain research services, appear to be reasonable and may in some cases benefit the Fund.

Conclusions

In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all-important or all-controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. The Independent Board Members concluded that the Fund received highly experienced portfolio management services and good ancillary services and, therefore, continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders. They were aware that the NAV performance record had been below the average and median of the Fund’s Broadridge peer group during the one-, three-, five-, and ten-year reporting periods ended December 31, 2023 but recognized that many of the peers were not good comparisons for the Fund because of its investment strategy. Similarly, the Independent Board Members noted that index comparisons may not be very meaningful for comparison purposes. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment advisory fee. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser in a manner consistent with its investment objectives and policies. The Independent Board Members also confirmed that they were satisfied with the information provided by the Adviser, that it included all information the Independent Board Members believed was necessary to evaluate the terms of the Advisory Agreement, and that the Independent Board Members were satisfied that any questions they had were appropriately addressed. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the nature and quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Not applicable

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Not applicable

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Not applicable

(a)(4)	Disclosure of Securities Ownership

Not applicable

(b)	Effective July 1, 2024, Daniel Barasa became a portfolio manager of the Fund. Mr. Barasa joined Gabelli Funds in 2022 as an analyst covering the pharmaceuticals, insurance, value-based care and life sciences (CROs) industries. Previously, he worked as an actuary at Cigna and New York Life.

Mr. Barasa graduated summa cum laude from Berea College with a BA in Economics and Mathematics and holds an MBA from Harvard Business School. He is also a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Name of Portfolio Manager	Type of accounts	Total # managed	Total assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets with Advisory Fee Based on Performance
Daniel Barasa*	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	1	$0.2 million	0	$0

*Figures as of June 30, 2024.

Potential Conflicts of Interests

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GAMI, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

As of June 30, 2024, Daniel Barasa owned $0 of shares of the Trust.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)	Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 01/01/2024 through 01/31/2024	Common – 38,983 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.50 Preferred Series G – N/A Preferred Series E – N/A	Common – 38,983 Preferred Series G – N/A Preferred Series E – N/A	Common – 15,956,278 - 38,983 = 15,917,295 Preferred Series G – 2,242,000 Preferred Series E – 4,000,000
Month #2 02/01/2024 through 02/29/2024	Common – 64,673 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.88 Preferred Series G – N/A Preferred Series E – N/A	Common – 64,673 Preferred Series G – N/A Preferred Series E – N/A	Common – 15,917,295 - 64,673 = 15,852,622 Preferred Series G – 2,242,000 Preferred Series E – 4,000,000
Month #3 03/01/2024 through 03/31/2024	Common – 87,117 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.98 Preferred Series G – N/A Preferred Series E – N/A	Common – 87,117 Preferred Series G – N/A Preferred Series E – N/A	Common – 15,852,622 - 87,117 = 15,765,505 Preferred Series G – 2,242,000 Preferred Series E – 4,000,000
Month #4 04/01/2024 through 04/30/2024	Common – 41,972 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.75 Preferred Series G – N/A Preferred Series E – N/A	Common – 41,972 Preferred Series G – N/A Preferred Series E – N/A	Common – 15,765,505 - 41,972 = 15,723,533 Preferred Series G – 2,242,000 Preferred Series E – 4,000,000
Month #5 05/01/2024 through 05/31/2024	Common – 90,246 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.64 Preferred Series G – N/A Preferred Series E – N/A	Common – 90,246 Preferred Series G – N/A Preferred Series E – N/A	Common – 15,723,533 - 90,246 = 15,633,287 Preferred Series G – 2,242,000 Preferred Series E – 4,000,000
Month #6 06/01/2024 through 06/30/2024	Common – 37,304 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.72 Preferred Series G – N/A Preferred Series E – N/A	Common – 37,304 Preferred Series G – N/A Preferred Series E – N/A	Common – 15,633,287 - 37,304 = 15,595,983 Preferred Series G – 2,432,000 Preferred Series E – 3,036,500
Total	Common – 360,295 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.75 Preferred Series G – N/A Preferred Series E – N/A	Common – 360,295 Preferred Series G – N/A Preferred Series E – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	If at any time during or after the last completed fiscal year the registrant was required to prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1, or there was an outstanding balance as of the end of the last completed fiscal year of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement, the registrant must provide the following information:

(1)	For each restatement:

(i)	The date on which the registrant was required to prepare an accounting restatement; N/A

(ii)	The aggregate dollar amount of erroneously awarded compensation attributable to such accounting restatement, including an analysis of how the amount was calculated; $0

(ii)	If the financial reporting measure defined in 17 CFR 10D-1(d) related to a stock price or total shareholder return metric, the estimates that were used in determining the erroneously awarded compensation attributable to such accounting restatement and an explanation of the methodology used for such estimates; N/A

(iv)	The aggregate dollar amount of erroneously awarded compensation that remains outstanding at the end of the last completed fiscal year; $0 and

(v)	If the aggregate dollar amount of erroneously awarded compensation has not yet been determined, disclose this fact, explain the reason(s) and disclose the information required in (ii) through (iv) in the next annual report that the registrant files on this Form N-CSR; $0

(2)	If recovery would be impracticable pursuant to 17 CFR 10D-1(b)(1)(iv), for each named executive officer and for all other executive officers as a group, disclose the amount of recovery forgone and a brief description of the reason the registrant decided in each case not to pursue recovery; $0 and

(3)	For each named executive officer from whom, as of the end of the last completed fiscal year, erroneously awarded compensation had been outstanding for 180 days or longer since the date the registrant determined the amount the individual owed, disclose the dollar amount of outstanding erroneously awarded compensation due from each such individual. N/A

(b)	If at any time during or after its last completed fiscal year the registrant was required to prepare an accounting restatement, and the registrant concluded that recovery of erroneously awarded compensation was not required pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1, briefly explain why application of the recovery policy resulted in this conclusion. N/A

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(3)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Healthcare & WellnessRx Trust

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2024

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer

Date	September 4, 2024

* Print the name and title of each signing officer under his or her signature.